Exhibit 99.1

Assertio Announces Restructuring Plan and Leadership Changes

Expected to Reduce Costs by $45 Million Annually

LAKE FOREST, Ill., Dec. 15, 2020 (GLOBE NEWSWIRE) -- Assertio Holdings, Inc. (“Assertio” or the “Company”) (Nasdaq: ASRT) today announced a comprehensive restructuring plan designed to further reduce its cost base and right size its organization.

“To adapt to the current market environment and maximize shareholder value, we are refocusing and substantially reducing our operating footprint, which is expected to result in significant cost savings,” said Arthur Higgins, Chairman of Assertio. “Given recent changes in our product payor mix as well as the continued near term impact from the COVID-19 pandemic, we believe that restructuring the business will allow us to continue to provide our differentiated products to patients and better position Assertio for future success.”

The restructuring plan is expected to reduce Assertio’s total annual cost base by approximately $45.0 million, after giving effect to one-time restructuring costs. These reductions are in addition to the previously announced $40.0 million in synergies associated with the Zyla merger. The restructuring milestones are set to begin in December 2020, with a majority expected to be achieved by the end of the first quarter of 2021. The Company expects to recognize approximately $8.0 – $10.0 million in severance and restructuring charges in the fourth quarter of 2020 and throughout 2021 as a result of this plan. Additional details regarding the restructuring plan and restructuring charges will be provided at the time of the fourth quarter earnings call.

“We want to thank Todd Smith, who has shown himself to be a talented executive and commercial leader, who has decided to resign as our President and Chief Executive Officer and from our Board at the end of the year in support of our significantly reduced headcount infrastructure,” added Mr. Higgins. “In addition, Dr. Mark Strobeck, Chief Operating Officer of Assertio, will also resign at the end of the year. The Board wishes both Todd and Mark every success in the future and thanks them for their contributions.”

Dan Peisert, Assertio’s Chief Financial Officer, will assume the role of Chief Executive Officer and be appointed to fill Mr. Smith’s vacancy on the Board. Mr. Peisert joined the Company as Vice President Business Development in 2017 and has been the Company’s CFO since December of 2018, having overseen Assertio’s ability to repay over $720 million of debt since he joined. “We believe that Dan’s familiarity with all aspects of the Company, and his strong financial and business development skills, make him exceptionally well-qualified to lead our leaner organization and to assist in acquiring future growth drivers,” said Mr. Higgins.

About Assertio

Assertio is a leading commercial pharmaceutical company bringing differentiated products to patients. The Company has a robust portfolio of branded prescription products in three areas: neurology, hospital and pain and inflammation. Assertio has grown through business development including licensing, mergers and acquisitions. To learn more about Assertio, visit www.assertiotx.com.

Investor Contact

Lee Roth

Burns McClellan for Assertio Holdings, Inc.
lroth@burnsmc.com

ir@assertiotx.com

Forward Looking Statements

Statements in this communication that are not historical facts are forward-looking statements that reflect Assertio’s current expectations, assumptions and estimates of future performance and economic conditions. These forward-looking statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, future events or the future performance or operations of Assertio. All statements other than historical facts may be forward-looking statements and can be identified by words such as “anticipate,” ‘believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may,” “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will,” “aim” or other similar expressions that convey the uncertainty of future events or outcomes are used to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Assertio. Factors that could cause Assertio’s actual results to differ materially from those implied in the forward-looking statements include: (1) risks related to disruption of management time from ongoing business operations due to the integration of the merger with Zyla Life Sciences (the “Merger”) and/or the restructuring plan; (2) unexpected costs, charges or expenses resulting from the Merger and/or the restructuring plan; (3) the ability of the Assertio to retain key personnel; (4) potential adverse changes to business relationships resulting from the Merger; (5) the combined company's ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined company’s existing businesses; (6) negative effects of the Merger on the market price of Assertio’s common stock, credit ratings and operating results; (7) legislative, regulatory and economic developments, including changing business conditions in the industries in which Assertio operates; (8) Assertio’s ability to successfully pursue and complete business development, strategic partnerships, and investment opportunities to build and grow for the future; (9) the commercial success and market acceptance of Assertio’s products; (10) coverage of Assertio’s products by payors and pharmacy benefit managers; (11) Assertio’s ability to execute on its sales and marketing strategy, including developing relationships with customers, physicians, payors and other constituencies; (12) the entry of any generic products for any of Assertio’s products; (13) the outcome of Assertio’s opioid-related investigations, Assertio’s opioid- related litigation brought by state and local governmental entities and private parties, and Assertio’s insurance, antitrust, securities class action and other litigation, and the costs and expenses associated therewith; (14) the outcome of Assertio’s antitrust litigation relating to the drug Glumetza®; (15) Assertio’s estimates regarding expenses, future revenues, capital requirements and needs for additional financing; (16) Assertio’s ability to generate sufficient cash flow from its business to make payments on its indebtedness; (17) Assertio’s ability to restructure or refinance its indebtedness and Assertio's compliance with the terms and conditions of the agreements governing its indebtedness; (18) compliance or non-compliance with legal and regulatory requirements related to the development or promotion of pharmaceutical products in the U.S.; (19) Assertio's ability to raise additional capital, if necessary; (20) variations in revenues obtained from collaborative agreements; (21) Assertio’s collaborative partners’ compliance or non-compliance with obligations under its collaboration agreements; (22) the ability of Assertio’s common stock to regain compliance with Nasdaq's minimum closing bid requirement of at least $1.00 per share; (23) obtaining and maintaining intellectual property protection for the Company’s products; (24) Assertio’s ability to operate its business without infringing the intellectual property rights of others; (25) the impact of disasters, acts of terrorism or global pandemics, including COVID-19; (26) general market conditions; (27) the direct and indirect impact of the resignations, appointment, and restructuring described herein; and (28) other risks listed in Assertio’s filings with the United States Securities and Exchange Commission (“SEC”). These risks are more fully described in the joint proxy statement/prospectus filed with the SEC in connection with the Merger and Assertio’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC and in other filings Assertio makes with the SEC from time to time. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this communication, which speak only as of this date. While Assertio may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to update or revise any forward-looking-statements contained in this press release whether as a result of new information or future events, except as may be required by applicable law. Nothing contained herein constitutes or will be deemed to constitute a forecast, projection or estimate of the future financial performance of Assertio, whether following the resignations, appointment, and restructuring described herein or otherwise.